SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission

       Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               SAFETY-KLEEN CORP.

                   ------------------------------------------

                (Name of Registrant as Specified In Its Charter)

                   -------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                               SAFETY-KLEEN CORP.
                         1301 Gervais Street, Suite 300
                         Columbia, South Carolina 29201

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         The 1999 Annual Meeting of Stockholders of SAFETY-KLEEN CORP., a Delaware corporation, will be held at the Adam's Mark Hotel, 1200 Hampton Street, Columbia, South Carolina on Tuesday, November 30, 1999, at 9:30 a.m. (Eastern Standard Time), for the following purposes:

     1.  to elect three directors to serve until the 2002 Annual Meeting;

     2. to increase the aggregate number of shares which may be issued under options granted pursuant to the provisions of the Company's 1997 Stock Option Plan;

     3.  to adopt an Executive Bonus Plan for senior management; and

     4. to transact such other business as may properly come before the meeting or any adjournment thereof.

         The Proxy Statement dated October 25, 1999 is attached.

         The Board of Directors has fixed the close of business on October 18, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

         You are cordially invited to attend the Annual Meeting. If you cannot be present in person, please sign and date the enclosed proxy and promptly mail it in the enclosed return postage paid envelope. Any stockholder giving a proxy has the right to revoke it any time before such proxy is voted.

         Your vote is important. You are urged to date and sign the enclosed proxy and return it in the enclosed postage paid envelope as soon as possible. You may revoke the proxy at any time prior to its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any stockholder who has executed a proxy but is present at the Annual Meeting and who wishes to vote in person may do so by revoking his, her or its proxy as described in the preceding sentence.

                                            By Order of the Board of Directors
                                            Henry H. Taylor, Secretary

Dated:   Columbia, South Carolina
         October 25, 1999

                               SAFETY-KLEEN CORP.
                         1301 Gervais Street, Suite 300
                         Columbia, South Carolina 29201

                                 --------------

                                 PROXY STATEMENT

                                 --------------

                                October 25, 1999

         The accompanying proxy is solicited by the Board of Directors for use at the annual meeting of stockholders (the "Annual Meeting") of Safety-Kleen Corp. (the "Company") to be held at the Adam's Mark Hotel, 1200 Hampton Street, Columbia, South Carolina on Tuesday, November 30, 1999, at 9:30 a.m. (Eastern Standard Time) and at any adjournment or adjournments thereof.

         This proxy statement and the form of proxy are first being mailed to the Company's stockholders on or about October 29, 1999.

                                     PROXIES

         The accompanying form of proxy is for use at the Annual Meeting. A stockholder may use this proxy if he or she is unable to attend the meeting in person or if he or she wishes to have his or her shares voted by proxy even if he or she attends the meeting. The proxy may be revoked in writing by the person giving it any time before the proxy is exercised by giving notice to the Company's Secretary, or by submitting a proxy having a later date, or by such person appearing at the meeting and electing to vote in person. All shares represented by valid proxies received pursuant to this solicitation, and not revoked prior to their exercise, will be voted in the manner specified therein. If no specification is made in the proxy, the proxy will be voted "FOR" the election of the nominees for directors listed herein; "FOR" approval of an increase in the aggregate number of shares which may be issued under options granted pursuant to the provisions of the Company's 1997 Stock Option Plan (the "Employee Option Increase"); and "FOR" approval of the Safety-Kleen Corp. Executive Bonus Plan (the "Executive Bonus Plan"). The Board of Directors is not aware of any other matters which may be presented for action at the meeting, but if other matters do come properly before the meeting it is intended that shares represented by proxies in the accompanying form will be voted by the persons named in the proxy in accordance with their best judgment.

                              COSTS OF SOLICITATION

         The Company will bear the costs of solicitation of proxies from its stockholders. Solicitation of proxies may be made in person, by mail or by telephone by officers, directors and regular employees of the Company who will not be specially compensated in such regard. Nominees, fiduciaries and other custodians will be requested to forward solicitation materials to the beneficial owners and secure their voting instructions and will be reimbursed for the reasonable expenses incurred in sending proxy materials to the beneficial owners. In addition, the Company has engaged the services of ChaseMellon Shareholder Services to solicit proxies and will pay such proxy soliciting agent $5,000 plus expenses in connection therewith. Solicitation by such firm may be by mail, personal interview, telephone, fax or telegraph. Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

                          RECORD DATE AND VOTING RIGHTS

         The Board of Directors of the Company has fixed the close of business on October 18, 1999, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. As of October 18, 1999, there were a total of 100,637,975 shares of the Common Stock outstanding and entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote on each matter to come before the meeting for each share of Common Stock held of record by such stockholder. Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. A vote indicated as withheld from a nominee will not be cast for such nominee but will be counted in determining the presence of a quorum. Consequently, the withholding of a vote for a nominee will have no impact in the election of directors except to the extent that failure to vote for an individual results in another individual receiving a larger number of votes. Approval of the Employee Option Increase and the Executive Bonus Plan will require the affirmative vote of a majority of the shares present in person or by proxy at the meeting; provided a quorum is present. Abstentions and broker nonvotes will be counted in determining the presence of a quorum at the meeting.

                              BENEFICIAL OWNERSHIP

          Beneficial Owners Of Five Percent Or More Of The Common Stock

         The following table sets forth the only stockholders which, to the knowledge of management of the Company, were beneficial owners of five percent or more of the outstanding shares of Common Stock as of October 18, 1999. The shareholdings of Laidlaw Inc. reported are based on information provided by the stockholder. The shareholdings of Mellon Bank Corporation are based solely on a
Schedule 13G Report filed with the Securities and Exchange Commission by Mellon Bank Corporation in February 1999.

                                     Amount and Nature of
Name                                 Beneficial Ownership       Percent of Class

Laidlaw Inc. (1)                           43,846,287               43.6%
3221 North Service Road
Burlington, Ontario
CANADA  L7R3Y8

Mellon Bank Corporation (2)                 5,504,040                5.5%
One Mellon Bank Center
Pittsburgh, Pennsylvania 15258

(1) The shares of Common Stock shown as owned by Laidlaw Inc. are held of record by Laidlaw Finance (Barbados) Ltd.

(2) The shares shown as owned by Mellon Bank Corporation include shares owned by it and its affiliates in the aggregate. Such persons hold sole voting power with respect to 4,366,550 shares, shared voting power with respect to 238,750 shares, sole depositive power with respect to 4,871,445 and shared dispositive power with respect to 614,675 shares.

   Stock Ownership Of The Company's Directors, Nominees And Executive Officers

         The following table sets forth as of October 18, 1999, the number of shares of Common Stock beneficially owned by (i) each of the Company's directors, (ii) each nominee for election as a director of the Company, (iii) each of the Company's executive officers named on the Summary Compensation Table herein (the "Named Executive Officers") and (iv) all directors and executive officers of the Company as a group.

                                         Amount and Nature of  Percent of Class
Name                                           Ownership      Beneficially Owned

James R. Bullock (1), (2), (3)...............    9,020               *
Leslie W. Haworth (1), (2), (4)..............    3,937               *
Robert W. Luba (11)..........................    5,000               *
John W. Rollins, Jr. (1), (5), (6)...........   90,704               *
John W. Rollins, Sr. (1), (6), (7)...........  958,289               *
David E. Thomas, Jr. (1), (6)................    2,645               *
Henry B. Tippie (1), (6), (8)................  576,317               *
James L. Wareham (1), (6)....................    2,895               *
Grover C. Wrenn (1), (6).....................    6,395               *
Kenneth W. Winger (9), (10)..................   42,326               *
Michael J. Bragagnolo (9)....................   22,500               *
Paul R. Humphreys (9)........................    9,000               *
Henry H. Taylor (9), (10)....................    3,598               *

All directors and
executive officers as a group
(13 persons).................................1,732,626            1.7%
------------------------

*   Signifies less than 1%

(1) Includes 2,000 shares subject to presently exercisable options. Does not include 13,000 shares which are subject to vesting requirements pursuant to the Directors Stock Option Plan. Under such plan, options become exercisable at the rate of 20% per year, on or about one year after the date of grant, with all options becoming fully vested on or about five years after the date of grant.

(2) Messrs.  Bullock and Haworth are officers of Laidlaw  Inc.  See  "Beneficial
Owners of Five Percent or More of the Common Stock" above for information regarding the beneficial ownership of the Common Stock by Laidlaw Inc.

(3) Includes 770 shares of restricted stock granted on January 5, 1999, in accordance with the Nonemployee Director Stock Plan. The shares do not fully vest until January 5, 2000. Also includes 6,250 shares owned by Mr.

Bullock's spouse.

(4) Includes 687 shares of restricted stock granted on January 5, 1999, in accordance with the Nonemployee Director Stock Plan. The shares do not fully vest until January 5, 2000.

(5) Includes 46,528 shares held by Mr. Rollins as co-trustee. Does not include 1,547 shares owned by Mr. Rollins' wife, as to which shares Mr. Rollins disclaims any beneficial ownership.

(6) Includes 645 shares of restricted stock granted on January 5, 1999, in accordance with the Nonemployee Director Stock Plan. The shares do not fully vest until January 5, 2000.

(7) Does not include 58,937 shares owned by Mr. Rollins' wife and 30,717 shares held by his wife as custodian for his minor children, as to which shares Mr. Rollins disclaims any beneficial ownership.

(8) Includes 242,172 shares held by Mr. Tippie as co-trustee; 6,500 shares held by him as trustee; and 7,500 shares in which a wholly owned corporation over which he has sole voting power has a beneficial partnership interest of 75 shares and voting rights on 7,500 shares. Does not include 5,750 shares owned by Mr. Tippie's wife, as to which shares Mr. Tippie disclaims any beneficial ownership.

(9) Includes shares subject to presently exercisable options. Does not include remaining shares which are subject to vesting requirements pursuant to the 1997 Stock Option Plan. Options become exercisable at the rate of 20% per year, on or about one year after the date of grant, with all options becoming fully vested on or about five years after the date of grant.

(10) Includes holdings of Common Stock held through the Company's 401(k) plan as of August 31, 1999.

(11) Does not include 7,500 shares which are subject to vesting requirements pursuant to the Directors Stock Option Plan. Under such plan, options become exercisable at the rate of 20% per year, on or about one year after the date of grant, with all options becoming fully vested on or about five years after the date of grant. Mr. Luba became a director on March 30, 1999.

                         COMMON STOCK Performance Graph

         The following line graph compares the cumulative total stockholder return of the Company with that of the S&P MidCap 400 Index and a Peer Group Index. The comparison is for the five year period beginning August 31, 1994 and ending August 31, 1999 and assumes $100 invested on August 31, 1994 in the Company's Common Stock, the S&P MidCap 400 Index and the Peer Group Index and the reinvestment of dividends. The Peer Group Index selected by the Company consists of Clean Harbors, Inc., EnviroSource, Inc., International Technology Corporation, Philip Services Corp. and U.S. Liquids Inc.


                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
               AMONG SAFETY-KLEEN CORP, THE S&P MIDCAP 400 INDEX
                             AND A PEER GROUP INDEX


                                  -g r a p h -



                                                        Cumulative Total Return
                                -------------------------------------------------------------------------
                                 31-Aug-94  31-Aug-95   31-Aug-96  31-Aug-97  31-Aug-98  31-Aug-99
SAFETY-KLEEN CORP.                 100.00     75.51       51.02       75.51      47.96      52.04
PEER GROUP INDEX                   100.00    105.09      122.57      282.92      56.84      70.16
S & P MIDCAP 400 INDEX             100.00    120.50      134.82      185.08     161.13     228.12

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation of Executive Officers

The following table sets forth the compensation paid to the Named Executive Officers for services rendered to the Company during the fiscal years ended August 31, 1997, 1998 and 1999.

                           Summary Compensation Table

                                                                                Long Term
                                                                               Compensation
                                         Annual Compensation                      Awards
                                         -------------------                      ------
(a)                                (b)        (c)           (d)                    (g)                       (i)

                                                                          Securities Underlying           All Other
Name and Principal Position        FY      Salary($)      Bonus($)           Options/SARs (#)         Compensation($)(1)
                                   --      ---------      --------           ----------------         ------------------

Kenneth W. Winger                 1999     $504,180(2)    $293,033                62,500                   $24,041
President, Chief Executive
Officer and Director (3)          1998      $441,667      $325,000                62,500                   $17,943

                                  1997      $120,167      $100,000                62,500                   $11,060

Michael J. Bragagnolo,            1999      $302,590      $150,835                37,500                   $22,132
Executive Vice President and
Chief Operating Officer (3)       1998      $273,750      $168,356                37,500                   $16,848

                                  1997      $78,861       $46,670                 37,500                    $3,121


Paul R. Humphreys (3)             1999      $252,500      $100,880                30,000                   $20,714
Senior Vice President of
Finance and Chief Financial       1998      $220,333      $108,404                15,000                   $14,602
Officer
                                  1997      $68,333       $35,618                 15,000                    $4,837

Henry H. Taylor (3)               1999      $191,654      $66,882                 10,000                   $19,277
Vice President and General
Counsel and Secretary             1998      $173,750      $74,799                 5,000                    $14,558

                                  1997      $56,938       $30,862                 5,000                     $4,769



(1) Amounts shown for 1999 consist of (i) for Mr. Winger: premiums on life insurance policies of $1,935, Company contribution to and other allocations under the Safety-Kleen Corp. 401(k) Savings Plan (the "401(k) Plan") of $10,644 and an $11,462 automobile allowance; (ii) for Mr. Bragagnolo: premiums on life insurance policies of $1,179, Company contributions to and other allocations under the 401(k) Plan of $11,039 and a $9,914 automobile allowance; (iii) for Mr. Humphreys: premiums on life insurance policies of $984, Company contributions to and other allocations under the 401(k) Plan of $11,134 and an $8,596 automobile allowance; and (iv) for Mr. Taylor: premiums on life insurance policies of $747, Company contributions to and other allocations under the 401(k) Plan of $9,934 and an $8,596 automobile allowance.

(2) The salary described in the Report on Executive Compensation did not become effective until April 1, 1999.

(3) As each of the Company's Named Executive Officers became an employee of the Company on May 15, 1997, their fiscal 1997 compensation is for the period May 15, 1997 through August 31, 1997.

                      Option/SAR Grants in Last Fiscal Year

                                                                                                 Potential
                                                                                                 Realizable Value at
                                                                                                 Assumed Annual
                                                                                                 Rates of Stock
                                                                                                 Price Appreciation
                                Individual Grants                                                for Option Term
---------------------------------------------------------------------------------------------------------------------

           (a)                  (b)              (c)              (d)           (e)           (f)           (g)
                            Number of        % of Total
                            Securities       Options/SARs
                            Underlying       Granted to       Exercise or
                            Options/SARs     Employees in     Base Price      Expiration
           Name             Granted (#)      Fiscal Year        ($/Sh)           Date           5% ($)(1)    10% ($)(1)
-----------------------------------------------------------------------------------------------------------------------

Kenneth W. Winger             62,500            13.27%          $13.25         04/15/09          $520,625    $1,320,000

Michael J. Bragagnolo         37,500             7.96%          $13.25         04/15/09          $312,375      $792,000

Paul R. Humphreys             30,000             6.37%          $13.25         04/15/09          $249,900      $633,600

Henry H. Taylor               10,000             2.12%          $13.25         04/15/09           $83,300      $211,200


(1) These amounts, based on assumed appreciation rates of 5% and 10% as prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible future appreciation, if any, of the Common Stock price. These numbers do not take into account certain provisions of the options providing for termination of the option following termination of employment, nontransferability or phased-in vesting. The Company did not use an alternative formula for a grant date valuation as it is not aware of any formula that will determine with reasonable accuracy a present value based on future unknown or volatile factors. Future compensation resulting from option grants is based solely on the performance of the Common Stock.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

      (a)                                (d)                                   (e)

                          Number of Securities Underlying        Value of Unexercised In-the-Money
                        Unexercised Options/SARs at FY-End (#)       Options/SARs at FY-End ($)
Name                          Exercisable/Unexercisable              Exercisable/Unexercisable
                              ------------------------               -------------------------
Kenneth W. Winger                  37,500/150,000                               0/0
Michael J. Bragagnolo               22,500/90,000                               0/0
Paul R. Humphreys                    9,000/51,000                               0/0
Henry H. Taylor                      3,000/17,000                               0/0


Defined Benefit Plans

         Effective as of October 14, 1997, the Company adopted a Supplemental Executive Retirement Plan (the "SERP") for certain eligible employees. A SERP is an unfunded plan which provides for benefit payments in addition to those payable under a qualified retirement plan.

         The following table shows the estimated annual benefits payable upon retirement at normal retirement date under the SERP.

                  Supplemental Executive Retirement Plan Table

   Final Average Pay                       Service Years
   -----------------                       -------------
                        15          20          25            30          35

     $ 350,000       66,750       89,000      111,250      133,500      155,750
       400,000       78,000      104,000      130,000      156,000      182,000
       450,000       89,250      119,000      148,750      178,500      208,250
       500,000      100,500      134,000      167,500      201,000      235,500
       550,000      111,750      149,000      186,250      223,500      260,750
       600,000      123,000      164,000      205,000      246,000      287,000
       650,000      134,250      179,000      223,750      268,500      313,250
       700,000      145,500      194,000      242,500      291,000      339,500
       750,000      156,750      209,000      261,250      313,500      365,750
       800,000      168,000      224,000      280,000      336,000      392,000
       850,000      179,250      239,000      298,750      358,500      418,250
       900,000      190,500      254,000      317,500      381,000      445,500
       950,000      201,750      269,000      336,250      403,500      470,750
     1,000,000      213,000      284,000      355,000      426,000      497,000
     1,050,000      224,250      299,000      373,750      448,500      523,750
     1,100,000      235,500      314,000      392,500      471,000      549,250

         For the Company's current executive officers, the compensation shown in the columns labeled "Salary" and "Bonus" of the Summary Compensation Table is covered by the SERP. As of August 31, 1999, Mr. Winger had credited service under the SERP of eight years and each of Messrs. Bragagnolo, Humphreys and Taylor had credited service under the SERP of four years. Benefits under the SERP are computed based on a straight-life annuity. The amounts in this table are subject to deduction for a portion of Social Security benefits.

Employment Contracts and Termination of Employment and Change in Control Arrangements

         The  Company  has  Termination  of  Employment  and  Change in  Control
Agreements with each of the Named Executive Officers. The agreements provide that if the officer's employment is terminated as a result of a change in control, he will receive a lump sum payment equal to (i) three times his highest annual salary and bonus during the previous three fiscal years plus (ii) three times the cash equivalent value of the perquisites in effect as of the date of the change in control. In addition, each employee would receive three years continuation of disability, life and health insurance. All of the agreements provide that for purposes of determining the pension entitlement under the SERP each plan participant would fully vest with three additional years. The agreements further provide that all stock options granted to such persons would fully vest and lapse if not exercised within 90 days following the employment termination date.

Compensation of Directors

         Currently, each director who is not an employee of the Company is paid an annual retainer of $20,000 (the "Annual Retainer") plus $750 for each Board of Directors and committee meeting attended plus expense reimbursement. The Chairman of the Board is paid an additional $12,000 annually and Committee
Chairmen are paid an additional $4,000 annually. Pursuant to the Company's Nonemployee Director Stock Plan, 50% of the Annual Retainer for each nonemployee director as well as 50% of the additional annual amount paid to the Chairman of the Board and Committee Chairmen is to be paid in shares of Common Stock. Each quarter the smallest number of whole shares of Common Stock which when multiplied by the fair market value of such shares would equal no more than 50% of the nonemployee director's retainer fee payable for such quarter is calculated, and the dollar amount equivalent thereto is withheld from the director's quarterly retainer check. A certificate in the participant's name evidencing the number of shares of Common Stock so determined for each of the fiscal quarters of the prior calendar year is issued at the time of the first Board of Directors meeting held during each calendar year. The certificate is delivered to the Secretary of the Company to be held for the benefit of the Participant until the stock becomes vested at which time the legend is removed and a certificate evidencing the shares is delivered to the participant. The first shares under this plan were issued to the directors in January 1999 and will vest in January 2000. Additionally, during fiscal 1999 each director was granted options to purchase 7,500 shares of Common Stock at an exercise price of $13.25 per share under the Directors Stock Option Plan. Twenty percent of the options become exercisable on April 15, 2000 and an additional 20% of the options become exercisable on April 15 of each year thereafter until all of the options become exercisable.

         Directors who are also employees of the Company receive no separate compensation for serving as directors.

                        REPORT ON EXECUTIVE COMPENSATION

         The Human Resources and Compensation Committee reviews and approves annual salaries, evaluates performance and reviews and approves pay increases for the Company's executive officers and senior management. The Committee also approves executive incentive plans and awards under those plans and recommends salary and bonus plans and awards for the Chief Executive Officer. The full Board of Directors evaluates and approves the Chief Executive Officer's salary and the awards of stock options to executive officers. The Committee periodically reports to the Board of Directors on its activities.

Compensation Philosophy

         The Committee bases its decisions on a compensation philosophy designed to reward achievement based on corporate performance against measurable goals. The Committee communicates performance standards and assures that the total compensation package provides an earnings opportunity that is competitive for the industry. Generally, salary and incentive programs are positioned to be aligned with or near the median of the range of compensation levels for other major national "for profit," "non-utility" companies adjusted for revenue size.

         Since total compensation directly impacts the ability to attract and retain qualified individuals in key positions, several sources are researched for salary data comparisons to assure the comparability of the Company's salaries to those of other companies in the comparison group. When developing policies and practices designed to attract and retain qualified individuals, the Company also considers the compensation-related policies and practices of companies in the comparison group.

Executive Compensation

         Compensation for executive officers consists of salary and short-term and long-term incentive compensation. In determining whether to adjust the salary of an executive officer, the Committee takes into account individual performance, performance of the operations directed by the executive officer and the executive officer's salary in relation to the established salary range. In evaluating whether an executive officer's total compensation package (base salary plus incentive compensation) should be adjusted, the Committee also takes into account the Company's objective of being at or near the median of the range for total compensation for comparison companies.

Management Incentive Plan

         In addition to receiving salary, executive officers are eligible to receive additional cash compensation under an annual incentive plan. Under the Management Incentive Plan ("MIP"), awards are made based on the Company's performance during the last fiscal year, the achievement of each individual's own financial goals for his or her business unit during such period and other individual objectives. At the conclusion of each plan year, the Committee compares the Company's overall performance and the performance of individual business units to established objectives. The Committee assesses performance through an evaluation of quantitative and qualitative measures. The quantitative measure, which is earnings per share, accounts for 70% of each individual's target award. The qualitative measure is comprised of preset goals and accounts for the remaining 30% of each individual's performance award.

Stock Options

         Stock options are designed to provide an incentive for those primarily responsible for the growth and success of the Company. Stock option grants also are intended to encourage stock ownership and thereby further associate the interests of stockholders and those managing the Company. Stock option targets have been established for each participating level of responsibility within the Company.

         Stock options are typically granted annually. Individual grants vary based on the target for each level of responsibility. All grants are at market price at the close of business on the day prior to the date of grant and, after they become exercisable, have value only if the price of the Company's stock has increased in value.

Compensation for the Chief Executive Officer

         The Committee has tied the pay for the Chief Executive Officer to benchmark comparison companies in the Watson Wyatt Executive survey, the Mercer Accounting survey, the Hewitt Executive survey and a special survey performed by Hewitt Associates, LLC. Some or all of these surveys may include companies which are included in the Company's Peer Group Index; however, the companies included in the surveys were not chosen for the same purpose as the Peer Group Index, and any such overlap is purely coincidental. The objective of total compensation for the Chief Executive Officer is the median of the market range for chief executive officers within the "for profit," "non-utility" comparison group of companies.

         Based on these surveys, Mr. Winger's salary for fiscal 1999 was established at $518,000 per year, effective April 1, 1999. His MIP award target for fiscal 1999 was $310,800. Mr. Winger's MIP actual award for the 1999 fiscal year was $293,033 based on actual results achieved. Mr. Winger also was granted, in fiscal year 1999, options to purchase 62,500 shares of Common Stock under the Company's 1997 Stock Option Plan.

         The Committee believes the executive compensation program and practices described above are competitive. They are designed to provide increased compensation with improved financial results and an opportunity for capital accumulation if stockholder value is increased.

Human Resources and Compensation Committee                Board of Directors
------------------------------------------                ------------------

John W. Rollins, Jr.                                      James R. Bullock
David E. Thomas, Jr.                                      Leslie W. Haworth
                                                          Robert W. Luba
                                                          John W. Rollins, Sr.
                                                          John W. Rollins, Jr.
                                                          David E. Thomas, Jr.
                                                          Henry B. Tippie
                                                          James L. Wareham
                                                          Kenneth W. Winger
                                                          Grover C. Wrenn

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Committee Members

         During the fiscal year ended August 31, 1999, the Human Resources and Compensation Committee held primary responsibility for determining executive compensation levels. John W. Rollins, Jr. and David E. Thomas, Jr. are the members of the Human Resources and Compensation Committee. In addition, as noted in "Report on Executive Compensation" above, certain matters relating to executive compensation are determined by the Board of Directors as a whole.

Laidlaw Inc. Relationships

         General. Messrs. Bullock and Haworth are executive officers of Laidlaw Inc. Pursuant to the terms of a Stock Purchase Agreement dated February 6, 1997, between Rollins Environmental Services, Inc. and Laidlaw Inc. (the "Stock Purchase Agreement"), Laidlaw Inc. acquired approximately 67% of the Common Stock. Laidlaw Inc. now beneficially owns approximately 43.6% of the Common
Stock. In the ordinary course of business, the Company or its affiliates and Laidlaw Inc. or affiliates of Laidlaw Inc. have entered from time to time into various business transactions and agreements. The following is a summary of the material agreements, arrangements and transactions between the Company or its affiliates and Laidlaw Inc. or its affiliates since September 1, 1998.

         Laidlaw Inc. Indemnities. Pursuant to the terms of the Stock Purchase Agreement, Laidlaw Inc. and Laidlaw Transportation, Inc. ("LTI"), a subsidiary of Laidlaw Inc., agreed to jointly and severally indemnify and hold harmless, subject to certain limitations, the Company and its affiliates from and against any and all Damages (as defined in the Stock Purchase Agreement) suffered by the Company resulting from or in respect of (i) various tax obligations and liabilities, (ii) pre-closing insurance claims, (iii) any breach or default in the performance by Laidlaw Inc. or LTI of (a) their covenants and agreements in the Stock Purchase Agreement to be performed on or after May 15, 1997 (the "Closing") or (b) any representation or warranty which survives the Closing (to the extent that damages therefrom exceed $2,000,000) and (iv) any environmental liability or environmental claim arising as a result of any act or omission by Laidlaw Inc. or LTI, including any release, occurring prior to the Closing, but only to the extent such liability or claim (a) was known to Laidlaw Inc. or certain of its affiliates and not disclosed in writing to the Company or (b) relates to the Marine Shale Processors or Mercier, Quebec facilities and exceeds
(x) an aggregate of $1,000,000 in a particular year and (y) an aggregate since the Closing of $1,000,000 times the number of years elapsed since the Closing, but only to the extent of cash expenditures incurred within six years after the date of the Closing.

         Laidlaw Inc. Guaranties. Prior to the Closing, Laidlaw Inc. entered into on behalf of the Company certain guaranties, performance guaranties, bonds, performance bonds, suretyship arrangements, surety bonds, credits, letters of credit, reimbursement agreements and other undertakings, deposit commitments or arrangements by which Laidlaw Inc. may be primarily, secondarily, contingently or conditionally liable for or in respect of (or which create, constitute or evidence a lien or encumbrance on any of the assets or properties of Laidlaw Inc. which secures the payment or performance of) a present or future liability or obligation of the Company (each a "Laidlaw Guaranty" and collectively the "Laidlaw Guaranties"). Pursuant to the terms of the Stock Purchase Agreement, the Company agreed to use its best efforts to cause Laidlaw Inc. to be fully and finally released and discharged from all further liability or obligation in respect of all Laidlaw Guaranties within six months following the date of the Closing. As of August 31, 1999 Laidlaw Inc. had been discharged from most of such obligations.

         Financial assurance is required for the cost of clean-up or environmental impairment restoration, if any should be incurred, following closure of the hazardous waste management facility operated by the Company in Pinewood, South Carolina. Prior to the Closing, Laidlaw Inc. provided its corporate guaranty to satisfy, in part, this financial assurance. Insurance coverage has been substituted for the Laidlaw Inc. corporate guaranty under the present financial assurance submittal.

         Laidlaw Inc. PIK Debenture. At the Closing, the Company issued a 5% convertible Pay-In-Kind Debenture to LTI in the original principal amount of $350,000,000 (the "PIK Debenture"). The Company repurchased the PIK on August 27, 1999 in consideration of the payment of 11,320,755 shares of Common Stock and $200,000,000 in cash. The Company also paid 376,858 shares of Common Stock in consideration of interest accrued on the PIK through the repurchase date. In addition, during fiscal 1999 prior to the repurchase date the Company issued 1,168,541 shares of Common Stock on account of accrued interest on the PIK.

         The issuance of the shares in connection with the repurchase of the PIK was approved by the shareholders of the Company at a special meeting held on August 27, 1999. As a result of the repurchase Laidlaw Inc. now beneficially owns approximately 43.6% of the outstanding Common Stock.

         Laidlaw Service Arrangements. Laidlaw Inc. and its affiliates have provided certain financial and management services to the Company and its subsidiaries. Such services have included providing general liability and workers' compensation insurance and income tax management. Each of the service arrangements has been on arms-length terms comparable to those available in transactions with unaffiliated parties. During the fiscal year ended August 31, 1999, the Company paid Laidlaw Inc. $21.5 million on account of such services.

Raymond James & Associates, Inc.

         Mr. Thomas is Senior Managing Director and Head of the Investment Banking Group of Raymond James & Associates, Inc. During fiscal 1999, Raymond James & Associates, Inc. has acted as financial advisor and in other capacities to the Company for various matters, including acquisitions, divestitures and security offerings, and it is expected to continue to act in such capacity in the future.

Rollins Truck Leasing Corp.

         Mr. Rollins, Sr. is Chairman of the Board and Chief Executive Officer of Rollins Truck Leasing Corp. Mr. Tippie is Vice Chairman and Chairman of the Executive Committee of Rollins Truck Leasing Corp. and Mr. Rollins, Jr. is President and Chief Operating Officer of Rollins Truck Leasing Corp. During fiscal 1999, the Company paid Rollins Truck Leasing Corp. $1.7 million on account of truck rentals. Mr. Rollins, Sr. and Mr. Tippie are directors and shareholders of Matlack Systems, Inc. and Mr. Rollins, Jr. is Chairman of the Board and a shareholder of Matlack Systems, Inc. During fiscal 1999, the Company paid Matlack Systems, Inc. $97,000 on account of transportation services. It is expected that the Company will continue to lease trucks from Rollins Truck Leasing Corp. and obtain transportation services from Matlack Systems, Inc. in the future.

                    INFORMATION AS TO THE BOARD OF DIRECTORS

General

         During the fiscal year ended August 31, 1999, the Company's Board of Directors held a total of nine regular and special meetings. The Board of Directors currently has two committees: the Audit Committee (which held two meetings between September 1, 1998 and August 31, 1999) and the Human Resources and Compensation Committee (which held two meetings between September 1, 1998 and August 31, 1999). Each incumbent director attended at least 75% of the meetings of the Board of Directors and the meetings of committees on which he served held during the period for which he was a director except Mr. Rollins, Sr. The Company does not have a nominating committee, rather the Board of Directors as a whole performs those functions.

Committees of the Board of Directors

         Audit Committee. The Audit Committee is responsible for the oversight of the Company's financial reporting process and internal controls. Its duties include reviewing results of external audits, management's responses to external audit recommendations, internal audit reports and management's response to those reports; reviewing annual financial statements and any significant disputes between management and external auditors in connection with those financial statements; considering major changes and major questions of choice regarding appropriate auditing and accounting principles and practices to be followed when preparing corporate financial statements; reviewing corporate procedures used in preparing public financial statements and related management commentaries; meeting periodically with management to review the Company's major financial risk exposures; and considering indemnification issues.

         Human Resources and Compensation Committee. The Human Resources and Compensation Committee is responsible for reviewing and recommending to the Board of Directors of the Company annual salary, bonus, stock options and other benefits, direct and indirect, of officers; reviewing new executive compensation programs; periodically reviewing the coordination of the Company's executive compensation programs; reviewing and recommending to the Board of Directors of the Company compensation for directors; and establishing and periodically reviewing policies in the area of management perquisites.

                        PROPOSAL 1: ELECTION OF DIRECTORS

General Information

         The Company's Restated Certificate of Incorporation divides the Board of Directors into three classes, the members of one class to be elected each year for a three year term. The terms of the Class III directors will expire at the Annual Meeting.

         Vacancies on the Board of Directors may be filled by the remaining directors at any regular or special meeting thereof. Individuals selected to fill such vacancies will serve until the expiration of the terms of office of the directors in the class to which such director is appointed.

Nominees

         The following information is furnished with respect to the Board of Directors' nominees for election as directors. The Board of Directors recommends a vote "FOR" all the nominees. All of the nominees for election as directors are currently serving as directors of the Company. Should any nominee for the office of director become unable to serve, which is not anticipated, it is the intention of the persons named in the proxy, unless otherwise specifically instructed therein, to vote for the election in his stead of such other person as the Board of Directors may recommend.

CLASS III NOMINEES - TERMS TO EXPIRE AT THE 2002 ANNUAL MEETING.


Name, Present Position(s) and                               Age    Principal  Occupation or Employment  During the Last
Term With the Company                                              Five Years, Directorships of Public Companies

----------------------------------------------------------- ------ -----------------------------------------------------

John W. Rollins, Sr.                                        83     Chairman  of the Board and Chief  Executive  Officer
Director of the Company since 1982                                 of Rollins  Truck  Leasing  Corp.,  a truck  leasing
                                                                   company,  for more than five years.  Mr. Rollins was
                                                                   Chairman  of the Board and Chief  Executive  Officer
                                                                   of the  Company  from 1988 until May 15,  1997.  Mr.
                                                                   Rollins  also  is a  director  of  Matlack  Systems,
                                                                   Inc.,  Rollins,  Inc.,  RPC,  Inc.  and Dover  Downs
                                                                   Entertainment,  Inc.  Mr.  Rollins  is the father of
                                                                   John W. Rollins, Jr.

James R. Bullock                                            55     President  and Chief  Executive  Officer  of Laidlaw
Director of the Company and Chairman of the Board                  Inc.,  a  transportation   company,   since  October
since May 1997                                                     1993.  Mr.  Bullock  also is a  director  of Laidlaw
                                                                   Inc. and Imasco Inc.



David E. Thomas, Jr.                                        42     Senior  Managing   Director  and  the  Head  of  the
Director of the Company since June 1997                            Investment   Banking   Group  of  Raymond   James  &
                                                                   Associates,  Inc., an investment banking firm, since
                                                                   July  1996;  from 1991  until  July  1996,  he was a
                                                                   Managing  Director of Raymond James. Mr. Thomas also
                                                                   is a director  of  Reynolds,  Smith and Hills,  Inc.
                                                                   Mr.  Thomas is a member of the Human  Resources  and
                                                                   Compensation Committee.

         The Board of Directors recommends that stockholders vote "FOR" all of the Class III nominees.

Continuing Directors

2. CLASS I DIRECTORS - TERMS TO EXPIRE AT THE 2000 ANNUAL MEETING.

Name, Present Position(s) and                               Age    Principal  Occupation or Employment  During the Last
Term With the Company                                              Five Years, Directorships of Public Companies

----------------------------------------------------------- ------ -----------------------------------------------------

Kenneth W. Winger                                           61     President,  Chief Executive  Officer and Director of
President, Chief Executive Officer and Director of the             the  Company  since  May  1997.   President,   Chief
Company since May 15, 1997                                         Operating  Officer  and  sole  director  of  Laidlaw
                                                                   Environmental Services (US), Inc., now merged into a
                                                                   subsidiary of  the Company, from July 1995 until May
                                                                   1997; Executive Vice President for Business Develop-
                                                                   ment of Laidlaw Waste Systems, Ltd. from January 1995
                                                                   until July  1995; from May 1991 until December 1994,
                                                                   Senior  Vice  President for Corporate Development of
                                                                   Laidlaw Inc.

Leslie W. Haworth                                           56     Senior Vice  President and Chief  Financial  Officer
Director of the Company since May 1997                             of Laidlaw Inc., a transportation  company, for more
                                                                   than five years.

Henry B. Tippie                                             72     For more than five years,  Chairman of the Board and
Director of the Company since 1982                                 President of Tippie Services,  a management services
                                                                   company;  for more than five years,  Chairman of the
                                                                   Executive  Committee  and Vice Chairman of the Board
                                                                   of Rollins Truck Leasing Corp.  Mr. Tippie also is a
                                                                   director  of  Matlack  Systems,  Inc.,  Dover  Downs
                                                                   Entertainment,  Inc., RPC, Inc. and Rollins Inc. Mr.
                                                                   Tippie  currently  serves as  Chairman  of the Audit
                                                                   Committee.

James L. Wareham                                            60     President   of  AK   Steel   Corporation,   a  steel
Director of the Company since June 1997                            manufacturing  company,  since March 1997; from 1993
                                                                   until 1996, President of  Wheeling-Pittsburgh  Steel
                                                                   Corporation.  Mr.  Wareham  is a member of the Audit
                                                                   Committee.

      3. CLASS II DIRECTORS - TERMS TO EXPIRE AT THE 2001 ANNUAL MEETING.

Name, Present Position(s) and                               Age    Principal  Occupation or Employment  During the Last
Term With the Company                                              Five Years, Directorships of Public Companies

----------------------------------------------------------- ------ -----------------------------------------------------

John W. Rollins, Jr.                                        57     President   and  Chief   Operating   Officer  and  a
Director of the Company since 1982                                 director of Rollins  Truck  Leasing  Corp.,  a truck
                                                                   leasing company, for more than five years;  Chairman
                                                                   of the Board of Matlack Systems,  Inc. for more than
                                                                   five years.  Mr.  Rollins  was Senior Vice  Chairman
                                                                   of the Board of the Company  from 1988 until May 15,
                                                                   1997.  Mr.  Rollins  also  is a  director  of  Dover
                                                                   Downs  Entertainment,  Inc. Mr.  Rollins is a member
                                                                   of the Human Resources and  Compensation  Committee.
                                                                   Mr. Rollins is the son of John W. Rollins, Sr.

Robert W. Luba                                              57     President  of Luba  Financial  Inc.,  an  investment
Director of the Company since March 1999                           banking  company for more than five years.  Mr. Luba
                                                                   is also a  Director  of  Luba  Financial  Inc.,  ATS
                                                                   Automation  Tooling  Systems,  Inc.,   Franco-Nevada
                                                                   Mining  Corporation,  AIM  Canada  Group  of  Mutual
                                                                   Funds,  Greenfield  B.V.,  MDS Inc.,  Raymond  Steel
                                                                   Ltd.,   Vincor   International   Inc.,  and  Working
                                                                   Ventures  Canadian Fund Inc. Mr. Luba is a member of
                                                                   the Audit Committee

Grover C. Wrenn                                             56     President  and  Chief  Executive  Officer  of Accent
Director of the Company since July 1997                            Health,  Inc., an educational  media company,  since
                                                                   June  1996;   Chief   Executive   Officer  of  EnSys
                                                                   Environmental   Products,   Inc.   from  April  1995
                                                                   through  December  1996;  and  President  and  Chief
                                                                   Executive    Officer    of    Applied     Bioscience
                                                                   International  from 1991  through  March  1995.  Mr.
                                                                   Wrenn also is a director of  Strategic  Diagnostics,
                                                                   Inc. and Pharmakinetics Labs, Inc.

                      PROPOSAL 2: EMPLOYEE OPTION INCREASE

General

         The 1997 Stock Option Plan (the "Employee Plan") was approved by the stockholders at the Company's 1997 Annual Meeting. The Plan as approved provides that the Human Resources and Compensation Committee (the "HRC Committee") may grant options to purchase up to 1,500,000 shares of Common Stock ("Shares"), in the aggregate. The Board of Directors of the Company must approve any option grant to a person who is an officer of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended ("Officer"). The plan also provides that while the HRC Committee may modify, revise or terminate the plan at any time and from time to time, the Board of Directors may not increase the aggregate number of Shares which may be issued under options pursuant to the provisions of the plan without the approval of the holders of a majority of the Shares present, in person or by proxy, at a meeting of the stockholders at which a quorum is present and no amendment may affect any outstanding option.

         The Employee Plan is intended to advance the interests of the Company and its subsidiaries by encouraging stock ownership by key employees of the Company and its subsidiaries and as a means to attract, motivate and retain such employees.

         The only persons who are eligible to receive awards under the Employee Plan are persons who are key employees of the Company or of any corporation in which the Company owns, directly or indirectly, not less than 50% of the outstanding voting shares and who are in a position, in the opinion of the HRC Committee, to make significant contributions to the growth, management and success of the Company and its subsidiaries and who do not own more than 10% of the stock of the Company at the time an option is granted.

         During the fiscal year ended August 31, 1999, the Company granted options to acquire 471,125 shares to a total of 180 persons under the Employee Plan. The following table sets forth the number of Shares underlying such options and the dollar value such options would have had on August 31, 1999 (the difference between the closing price of the Common Stock on such date and the exercise price times the number of options) if such options had been exercisable as of such date:

                                  The Plan
                                  --------
Name and Position                        Dollar Value           No. of Options
-----------------                        ------------           --------------
Kenneth W. Winger                              0                    62,500
Michael J. Bragagnolo                          0                    37,500
Paul R. Humphreys                              0                    30,000
Henry H. Taylor                                0                    10,000
Executive Group                                0                   140,000
Non-Executive Director Group                   0                         0
Non-Executive Officer Employee Group           0                   331,125


         At the time the plan was originally approved by the Stockholders there were 72 persons who were eligible to receive awards under the plan. Since that time, the number has increased to 180. The number of Shares still available under the plan is 402,937. Options may be granted under the plan until 2007; however, in order for the Company to continue to grant options at the current level in fiscal 2000 and beyond, the number of shares available must be increased. Therefore, on October 5, 1999, the Board of Directors approved increasing the number of Shares available by 1,000,000, subject to stockholder approval. If the stockholders do not approve the increase the plan as currently in effect will continue in accordance with its current terms.

         The proceeds received by the Company from the sale of Common Stock upon the exercise of options granted under the plan are used for general corporate purposes. All expenses of administering the Employee Plan are borne by the Company. If any option awarded under the plan lapses or is otherwise terminated then the underlying shares of Common Stock not acquired will be available again for issuance under the plan.

         The HRC Committee, or the Board of Directors with respect to Officers, will have the authority to grant options under the Employee Plan for such number of Shares as it may determine and on such terms, conditions and restrictions as it may deem appropriate. The HRC Committee, or the Board of Directors with respect to Officers, will determine the period for which each option is granted and the terms on which it may be exercised. The exercise price of an option may not be less than fair market value on the date the option is granted. The Employee Plan defines "fair market value" to mean the closing price of a Share on the New York Stock Exchange as reported in the Wall Street Journal for the trading day immediately prior to the day on which the option is granted, or if the option is not granted on a trading day, then the last trading day before the option is granted.

         Options granted under the Employee Plan may be (a) incentive stock options ("ISOs"), (b) nonqualified stock options ("NQSOs") or (c) a combination of both types of options. ISOs and NQSOs will be designated as such at the time of the grant. In the case of ISOs, the terms and conditions of such grants will be subject to and comply with such rules as may be described in Section 422 of the Code, and any regulations implementing such statute. The aggregate fair market value (as determined pursuant to the plan) of the Shares with respect to which ISOs are granted which are exercisable for the first time by an employee during any calendar year (under all stock option plans maintained by the Company and its subsidiaries), valued as of the date of grant, may not exceed $100,000.

         Upon the exercise of an option, the option exercise price will be payable in cash, certified check, bank draft, note, money order or such other method as determined by the HRC Committee.

         The HRC Committee, or the Board of Directors with respect to Officers, will determine the period during which each option may be exercised. All options will expire if not exercised by the end of the specified term, and no option will be exercisable after the expiration of ten years from the date it is granted. Each option granted under the Employee Plan may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares of Common Stock for which the option may be exercised at a particular time and to such other conditions as the HRC Committee, or the Board of Directors in the case of grants to Officers, in its discretion may specify upon granting the option. Options are not transferable otherwise than by will or the laws of descent and distribution and are exercisable during the optionee's lifetime only by the optionee. After the death of an optionee, his executor, administrator or any person or persons to whom his option may be transferred by will or by the laws of descent and distribution, will have the right, at any time prior to the earlier of the date of expiration of the option or one year following the date of such death, to exercise the option, in whole or in part.

         The existence of outstanding options will not affect in any way, the right or power of the Company or its stockholders to make or authorize any adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company or any issue of securities or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding whether of a similar character or otherwise.

         If the Company effects a subdivision or consolidation of its Common Stock or other capital readjustment, the payment of a stock dividend or other increase or reduction of the number of shares of Common Stock outstanding without receiving compensation therefor in money, services or property, then (a) the number, class and per share price of shares subject to outstanding options under the Employee Plan will be appropriately adjusted in such manner as to entitle the optionee to receive upon exercise of an option for the same aggregate cash consideration the same total number and class of shares as he would have received had he exercised his options in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares then reserved for issuance under the Employee Plan will be adjusted by substituting for the reserved number and class that number and class of shares that would have been received by the owner of an equal number of outstanding shares of each class as the result of the event requiring the adjustment.

         After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company is the surviving corporation, each holder of an outstanding option will, at no additional cost, be entitled upon exercise of such option to receive (subject to any required action by stockholders) in lieu of the number and class of shares as to which such option would have been so exercisable in the absence of such event, the number and class of shares to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation, if immediately prior to such merger or consolidation, such holder had been the holder of record of the number and class of shares equal to the number and class of shares as to which such option shall be so exercisable.

         If the Company is merged or consolidated under circumstances where the Company is not the surviving corporation or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised options remain outstanding under the Employee
Plan: (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding option will be entitled, upon exercise of such option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation or sale, (ii) the HRC Committee may waive any limitations set forth in or imposed pursuant to the Employee Plan so that all options, from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the HRC Committee, will be exercisable in full; and (iii) all outstanding options may be canceled by the HRC Committee as of the effective date of any such merger, consolidation, liquidation or sale, provided that (x) notice of such cancellation is given to each holder of an option and (y) each holder of an option has the right to exercise such option in full during a thirty day period preceding the effective date of such merger, consolidation, liquidation or sale.

         Except as provided above, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, will not affect, and no adjustment by reason thereof will be made with respect to, the number, class or price of shares then subject to outstanding options.

         No optionee will have rights as a stockholder with respect to shares covered by his option until the date of issuance of a stock certificate for such shares; and except as provided above, no adjustment for dividends, or otherwise, will be made if the record date thereof is prior to the date of issuance of such certificate.

Certain Federal Income Tax Consequences

         Incentive Stock Options. With respect to an ISO, an employee does not recognize income for federal tax purposes at the time the ISO is granted or when the ISO is exercised. However, for purposes of computing the employee's alternative minimum taxable income, the difference between the option price and the fair market value of the Common Stock on the exercise date may be an income adjustment item in the year the ISO is exercised. In the case of a disposition of Common Stock acquired pursuant to an ISO, other than in a "disqualifying disposition," an employee will recognize a long-term capital gain or long-term capital loss equal to the difference between the option price of the ISO and the amount received for the Common Stock.

         A "disqualifying disposition" occurs when Common Stock acquired through the exercise of an ISO is disposed of prior to either (1) two years from the grant date of the ISO or (2) one year from the date that the Common Stock is transferred to an employee upon the exercise of the ISO. In the case of a "disqualifying disposition" of Common Stock acquired pursuant to an ISO, the employee will recognize ordinary income in the amount of the lesser of (1) the fair market value of the Common Stock on the exercise date minus the option price or (2) the amount realized on the sale or exchange of the Common Stock minus the option price; and the employee will recognize a long-term or short-term capital gain (depending on the holding period of the Common Stock) in the amount of the excess, if any, of the amount realized on the disposition minus the fair market value of the Common Stock on the exercise date. In the case of a "disqualifying disposition" whereby an employee exchanges the Common Stock for less than the option price (in a transaction not subject to Section 267 of the Code relating to the disallowance of losses in transactions between related taxpayers), the employee is allowed a long-term or short-term capital loss (depending on the holding period of the Common Stock) equal to the amount realized on the sale or exchange of the Common Stock minus the option price.

         In the event of a "disqualifying disposition," the Company will be entitled to an income tax deduction in the year of such disposition equal to the amount of ordinary income recognized by the employee.

         Non-Qualified Stock Options. With respect to a NQSO, an employee does not recognize income for federal tax purposes at the time a NQSO is granted unless the option has a readily ascertainable fair market value. If the NQSO does not have a readily ascertainable fair market value, the employee will recognize income with respect to he option when the option is exercised. Upon exercise of a NQSO, an employee will recognize ordinary income equal to the excess of the fair market value of the Common Stock on the exercise date over the option price paid by the employee.

         If the Company complies with the applicable reporting requirements, the Company will be entitled to an income tax deduction equal to the amount of income includible in the employee's income upon the exercise of the option.

         Upon the sale or exchange of Common Stock acquired through the exercise of a NQSO, an employee will recognize a capital gain or capital loss equal to the difference between the amount received upon the sale or exchange of the Common Stock and the employee's basis in the Common Stock (generally the sum of the ordinary income recognized by the employee upon the exercise of the NQSO plus the amount paid by the employee to exercise the NQSO). Depending on the holding period of the Common Stock any capital gain or capital loss recognized on the disposition will be either short-term or long-term.

         Limits on Deduction. Under Section 162(m) of the Code, the amount of compensation paid to the Named Executive Officers of the Company in the year for which a deduction is claimed by the Company (including its subsidiaries) is limited to $1,000,000 per person, except that compensation which is performance-based will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation. The ability of the Company to claim a deduction for compensation paid to any other executive officer or employee of the Company (including its subsidiaries) is not affected by this provision. Because the grant of options is not deemed to be performance-based under Section 162(m) of the Code, amounts for which the Company may claim a deduction upon the exercise of any option will be subject to the limitations on deductibility set forth in Section 162(m).

         The Board of Directors recommends that stockholders vote "FOR" approval of the Employee Option Increase.

                        PROPOSAL 3: EXECUTIVE BONUS PLAN

General

         The Board of Directors of the Company has adopted, and in this proposal is requesting stockholder approval of the material terms of, the Executive Bonus Plan.

         The Board of Directors believes it is in the best interests of the Company and its stockholders to adopt a bonus plan that allows the Company to attract, retain and provide appropriate performance incentives for designated executive officers and key employees of the Company while also permitting the Company to continue to obtain tax deductions for compensation paid or awarded to them.

         Section 162(m) of the Code generally does not allow publicly held companies to obtain tax deductions for compensation of more than $1 million paid in any year to their chief executive officer, or to any of their other four most highly compensated executive officers, unless such payments are "performance-based" in accordance with conditions specified under Section 162(m) and the related Treasury Regulations. One of those conditions requires the Company to obtain stockholder approval of the material terms of the performance goals set by a committee of outside directors. Therefore, the Board of Directors is recommending that the stockholders approve the material terms of the Executive Bonus Plan as described below.

         Subject to such approval, and if the applicable performance goals are satisfied, this proposal would enable the Company to pay performance-based compensation to executive officers of the Company and to obtain tax deductions for such payments, without regard to the limitations of Section 162(m). The Executive Bonus Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

         In addition, the Board of Directors has established executive stock ownership guidelines which require senior executives of the Company to acquire and hold designated amounts of the Company's Common Stock. To assist these executives in complying with the stock ownership guidelines, the Board of Directors has determined to allow participants in the Executive Bonus Plan to elect to defer the receipt of all or a portion of their annual bonus awards, and to be paid the deferred portion in the form of shares of Common Stock, all as described below.

Summary of the Executive Bonus Plan

         The following description of the Executive Bonus Plan is merely a summary of certain provisions thereof and is qualified in its entirety by the full text of the Executive Bonus Plan, a copy of which has been filed with the Securities and Exchange Commission.

         Purpose.  The purpose of the  Executive  Bonus Plan is to provide a way
(i) for the Company to award bonuses to designated executive officers and key employees of the Company and its subsidiaries that are directly related to the performance of the Company, and which are exempt from the application of Section 162(m) of the Code and (ii) for participants in the Executive Bonus Plan to defer all or a portion of their bonuses and ultimately be paid such deferred portion in shares of Common Stock.

         Administration. The Executive Bonus Plan is administered by a committee (the "Committee") that is selected by the Board and is composed of two or more members of the Board, each of whom is required to be an "outside director" (within the meaning of Section 162(m) of the Code). It is currently intended that the Committee will be the HRC Committee, and will continue to be the HRC Committee for so long as it meets the preceding requirements.

         In addition to the authority of the Committee described below, the Committee has the authority to make all determinations with regard to the operation of the Executive Bonus Plan, and may make such rules and regulations for the administration of the Executive Bonus Plan as it deems desirable.

         Eligibility. The Committee will determine the employees who are eligible to participate in the Executive Bonus Plan for each Plan Year (the "Participants"). The Plan Year is the Company's fiscal year (currently the 12 month period beginning on each September 1st), and the first Plan Year is the fiscal year beginning on September 1, 1999.

         Bonus Awards. The amount of the bonus payable to any Participant for any particular Plan Year will be determined under an objective, performance-based formula established by the Committee for such Participant. The formula for each Participant for any Plan Year will be based on one or more of the following criteria, on either a Company-wide or business unit basis:

                  (1)    earnings per share
                  (2)    net income
                  (3)    stock price
                  (4)    operating profit
                  (5) earnings before interest, taxes, depreciation and amortization expense ("EBITDA")
                  (6)    return on assets
                  (7)    total shareholder return
                  (8)    level of fixed or variable costs
                  (9)    quantity of waste managed

         The Committee will establish each Participant's bonus formula no later than 90 days after the commencement of the Plan Year (the "Formula Date"). The Committee may, at any time prior to the Formula Date with respect to any Plan Year, or, subject to the following paragraph, at any time thereafter in its sole and absolute discretion, adjust or modify the bonus formula for any one or more Participants for such Plan Year in order to prevent the dilution or enlargement of the rights of such Participants (i) in the event, or in anticipation, of any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition, or in anticipation, of any other unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles or business conditions, and (iii) in view of the Committee's assessment of the business strategy of the Company, performance of comparable organizations, economic and business conditions and any other circumstances deemed relevant.

         The Committee may exercise such discretion set forth in the preceding paragraph on or after the Formula Date only if it reasonably determines that such exercise would not cause the payment of a bonus award to fail to qualify as "performance-based compensation" under Section 162(m) of the Code.

         Notwithstanding any provision to the contrary, in no event shall any bonus award in respect of any Plan Year exceed $2.5 million to any single Participant.

         Right to Defer Bonus Award. Each Participant may defer up to 100% of such person's bonus under the Executive Bonus Plan for each Plan Year. Deferral elections for any Plan Year must be made before the earlier of (i) 10 days after the day the Participant is notified of such person's bonus formula for such Plan Year or (ii) 100 days after the first day of such Plan Year. Deferral elections are irrevocable, once made.

         Each deferral election must specify both the percentage of the bonus for such Plan Year to be deferred and when the deferred bonus will be paid. The election must specify a payment date no earlier than the third anniversary of the first day of the Plan Year for which the bonus is earned (e.g., no earlier than September 1, 2002, for bonuses earned for the first Plan Year).

         Payment of Award if Deferral Election is Not Made. As soon as practicable following the end of each Plan Year, the Committee will determine the amount (if any) of the bonus award with respect to each Participant for such Plan Year based on the attainment of the Participant's objective bonus formula. Any part of such bonus award for which a timely deferral election is not made by such Participant shall be paid in a lump sum cash payment, as soon as practicable after the amount of the bonus award has been determined by the Committee. Provided that the Committee has made its determination, bonuses are payable no later than the 45th day following the end of the Plan Year.

         Payment of Award if Deferral Election is Made. Any part of a bonus award for which a timely deferral election is made shall not be paid in a lump sum cash payment. Instead, as of the 45th day following the end of a Plan Year, the Participant is credited on a bookkeeping account of the Company (a "Deferral Account") with a number of "Stock Units" (each representing one share of Stock), equal to the cash amount of the deferred bonus in respect of such Plan Year divided by the closing price of the Stock on the 45th day following the end of the Plan Year (or, if such day is not a trading day, on the trading day immediately preceding such day). A deferred bonus award will not be taxable to a Participant at the time that the Deferral Account is established. A separate Deferral Account will be maintained for each Participant for each Plan Year for which a timely deferral election is made.

         Stock Units will be credited with dividend equivalents at the time dividends are paid on shares of Common Stock, equal to the amount of dividends actually paid on the number of shares of Common Stock equal to the number of Stock Units. As of the date credited to a Deferral Account, these dividend equivalents will be converted into additional Stock Units, based on the closing price of the Common Stock on the immediately preceding trading day, rounded up to the nearest whole share.

         A Participant's  Deferral  Accounts will be paid out on the earliest of
(i) the date specified in such Participant's deferral elections, (ii) such person's termination of employment for any reason or (iii) a "Change of Control" of the Company (as defined in the Executive Bonus Plan). Payments will also be allowed at the Participant's request upon a showing of "financial hardship" (as defined under the Executive Bonus Plan).

         All payments will be in a single lump sum, in the form of shares of Common Stock in an amount equal to the number of Stock Units being paid out of the Participant's Deferral Account.

         Shares Available. No more than 800,000 shares of Common Stock may be issued under the Executive Bonus Plan, and the Company has reserved that number of shares of Common Stock for that purpose.

         Amendment to Plan. The Committee may amend, suspend or terminate the Executive Bonus Plan or any portion thereof at any time; provided that no such action may impair the rights of any Participant without the Participant's consent. No amendment will be made that shall cause the compensation payable under the Executive Bonus Plan in respect of any bonus award previously granted or pending to fail to satisfy the requirements of the

"performance-based compensation" exception of Section 162(m) of the Code. No amendment will be made without stockholder approval to the extent stockholder approval is necessary to cause any bonus award previously granted or pending to satisfy the "performance-based compensation" exception of Section 162(m) of the Code.

         New Plan Benefits. Because amounts payable under the Executive Bonus Plan are based on individual Participant bonus formulas for each Plan Year, it cannot be determined at this time what amounts, if any, will be awarded to any Participants with respect to any Plan Year. It is also not possible to determine what portion of any Participant's bonuses awards will in fact be deferred by such person.

         The Board of Directors recommends that stockholders vote "FOR" approval of the Executive Bonus Plan.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Pursuant to Section 16 of the Securities Exchange Act of 1934, directors and executive officers of the Company and beneficial owners of 10% or more of the Common Stock are required to file reports with the Securities and Exchange Commission indicating their holdings of and transactions in the Common Stock. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all such persons have complied with all such filing requirements with respect to the fiscal year ended August 31, 1999.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         Representatives of PricewaterhouseCoopers LLP, which audited the financial statements of the Company for the most recently completed fiscal year and which has been selected to audit such statements for the current fiscal year, are expected to be present at the Annual Meeting and will have an opportunity to make such statements as they may desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

                PROPOSALS FOR 2000 ANNUAL MEETING OF STOCKHOLDERS

         Stockholders who intend to present proposals for consideration at next year's annual meeting are advised that any such proposal must be received by the secretary of the Company no later than the close of business on July 1, 2000, if such proposal is to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

         If any Stockholder's proposal, other than a nomination for director, is received after September 14, 2000, the Company's proxies for the 2000 Annual Meeting may exercise discretionary authority with respect to such proposal at the 2000 Annual Meeting without any reference to such proposal being made in the proxy statement for such meeting.

         Nominations for the election of directors may be made by the Board of Directors or by any stockholder entitled to vote for the election of directors. Such nominations by stockholders shall be made by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the secretary of the Company not less than 14 days nor more than 50 days prior to any meeting of the stockholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the secretary of the Company not later than the close of business on the seventh day following the day on which notice of the meeting was mailed to stockholders.

         Each such notice shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee.

                                  APPENDIX A

                                  FORM OF PROXY

                               SAFETY-KLEEN CORP.
                               1301 Gervais Street
                         Columbia, South Carolina 29201


           This Proxy Is Solicited On Behalf Of The Board Of Directors

The undersigned hereby appoints James R. Bullock and Kenneth W. Winger, or either of them, the attorney or attorneys and proxy or proxies of the undersigned with full power of substitution to attend the 1999 Annual Meeting of Stockholders of Safety-Kleen Corp. (the "Company") to be held at the Adam's Mark Hotel, 1200 Hampton Street, Columbia, South Carolina, at 9:30 a.m., E.S.T. on November 30, 1999, and at any adjournment thereof, to vote all shares of stock of the Company that the undersigned shall be entitled to vote. Said proxies are instructed to vote on the matters set forth in the proxy statement as specified on the reverse side. The Board of Directors recommends a vote "FOR" all nominees listed on the reverse side; "FOR" approval of the Employee Option Increase and "FOR" approval of the Executive Bonus Plan.


--------------------------------------------------------------------------------
                             *FOLD AND DETACH HERE*


           ALL SHAREHOLDERS ARE URGED TO VOTE THEIR PROXY AS EARLY AS
                                    POSSIBLE.

            PARTICIPANTS HOLDING SHARES THROUGH THE COMPANY'S 401(K)
            PLAN ARE URGED TO VOTE THEIR SHARES NO LATER THAN FRIDAY,
           NOVEMBER 26, 1999 IN ORDER TO ENSURE COMPLETE VOTING BY THE
                                  PLAN TRUSTEE.

             PLEASE SEE REVERSE SIDE FOR INFORMATION ON VOTING YOUR
                         PROXY BY TELEPHONE OR INTERNET

--------------------------------------------------------------------------------
  -----     Please Mark your
    X       votes as in this
  -----     example

This proxy when properly signed and dated will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for all nominees listed and for approval of the Employee Option Increase and the Executive Bonus Plan.

1.   Election of Directors.

          Class III - Terms to Expire at 2002 Annual Meeting. Nominees:

      John W. Rollins, Sr.       James R. Bullock        David E. Thomas, Jr.


                           FOR              WITHHELD
                           ----               ----

                           ----               ----

  (Instructions: to withhold authority for any individual nominee, write that nominee's name in the blank space below.)

      ---------------------------------------------------------------------

2.   Approval of the Employee Option Increase.

              For   ----          Against   ----        Abstain    ----

3.   Approval of the Executive Bonus Plan.

              For   ----          Against   ----        Abstain    ----

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                          Receipt of Notice of Annual  Meeting  of  Stockholders
                          and   the   related   Proxy   Statement   are   hereby
                          acknowledged.

                          Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, sign in partnership name by authorized person. If more than one trustee, all should sign. This proxy may be revoked any time prior to its exercise.

                                                   -----------------------------

                                                   -----------------------------
Please sign, date and return this proxy promptly.  SIGNATURE(S)          DATE


--------------------------------------------------------------------------------
                             *FOLD AND DETACH HERE*
                            ------------------------
                                  XXXXXXXXXXXXX
                            ------------------------


                               SAFETY-KLEEN CORP.

Dear Stockholder:

         We encourage you to take advantage of two new and convenient ways by which you can grant a proxy to vote your shares. You can grant a proxy to vote your shares electronically by telephone or via the Internet, which eliminates the need to return the proxy card.

         Vote by Telephone: To grant a proxy to vote your shares by telephone, use a touch-tone telephone and call the following toll-free number:
1-877-PRX-VOTE, 24 hours a day, 7 days a week. Insert the Control Number printed in the box above, just below the perforation. Follow the simple recorded instructions.

         Vote by Internet: To grant a proxy to vote your shares via the Internet, go to website www.eproxyvote.com/sk. Insert the Control Number printed in the box above, just below the perforation and then follow the simple instructions. Please be aware that if you grant a proxy to vote your shares over the Internet, you may incur costs such as telecommunication and Internet access charges for which you will be responsible.

         The Internet and telephone facilities will be available until midnight on November 29, 1999, the day before the Annual Meeting of Stockholders.

        Do Not Return Proxy If You Are Submitting Your Proxy By Telephone
                                or The Internet

                                   APPENDIX B

                               SAFETY-KLEEN CORP.

                           EFFECTIVE DATE JULY 9, 1997

1.      PURPOSE

       The 1997 Stock Option Plan ("Plan") of Safety-Kleen Corp. ("SK") is intended to advance the interests of SK and its subsidiaries by encouraging stock ownership by key employees of SK and its subsidiaries as a means to attract, motivate and retain such employees.

2.     ADMINISTRATION OF THE PLAN

       The Plan shall be administered by the Human Resources and Compensation Committee of the Board of Directors of SK ("HRCC"). The HRCC shall have the power to modify the provisions of the Plan to conform with law and to meet special circumstances not anticipated or covered in the Plan, to make any interpretations of the provisions of the Plan, to adopt rules and regulations and prescribed forms for carrying out the purposes and provisions of the Plan and to amend the Plan except with respect to options that have been granted. Any interpretation, decision or determination made by the HRCC shall be final, binding and conclusive on all parties.

3.     SHARES SUBJECT TO THE PLAN

       The HRCC may grant options ("Options") to purchase not more than 6,000,000 Common Shares ("Shares"), $1.00 par value, of SK in the aggregate subject to adjustments as provided in Section 5 hereof; provided, however, that each grant of an option hereunder to any person who is an officer of SK for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (an 'Officer"), shall be approved by the Board of Directors of SK. If any Option granted to a person eligible to be granted Options under the Plan ("Participant") lapses or is otherwise terminated, such Shares shall then be again available for the grant of Options hereunder. Such Shares may be treasury Shares or authorized but unissued Shares.

4.     TERMINATION OF PLAN

       The Plan (and any Options granted pursuant to the Plan) shall terminate on April 30, 1998, unless prior to that time the Plan has been approved by the vote of the holders of a majority of the shares present, in person or by proxy, at a meeting of the shareholders at which such approval is sought. If such approval is given, the Plan shall terminate on July 8, 2007; provided, however, that the HRCC of SK within its absolute discretion may terminate the Plan at any time. No such termination, other than as provided for in Section 5 hereof, shall in any way affect any Option then outstanding.

5.     CHANGES IN SK'S CAPITAL STRUCTURE

       The existing outstanding Options shall not affect in any way, the right or power of SK or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganization or other changes in SK's capital structure or its business or any merger or consolidation of SK or any issue of securities or any sale or transfer of a ' 11 or any part of its assets or business or any other corporate act or proceeding whether of a similar character or otherwise.

       If SK shall effect a subdivision or consolidation of Shares or other capital readjustment, the payment of a stock dividend or other increase or reduction of the number of Shares outstanding without receiving compensation therefor in money, services or property, then:

         (a) The number, class and per share price of Shares subject to outstanding Options hereunder shall be appropriately adjusted in such manner as to entitle the Participant to receive upon exercise of an Option for the same aggregate cash consideration the same total number and class of Shares as he would have received had he exercised his Options in full immediately prior to the event requiring the adjustment; and

         (b) The number and class of Shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of Shares then reserved that number and class of Shares that would have been received by the owner of an equal number of outstanding Shares of each class as the result of the event requiring the adjustment.

       After a merger of one or more corporations into SK, or after a consolidation of SK and one or more corporations in which SK shall be the surviving corporation, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by shareholders) in lieu of the number and class of Shares as to which such Option would have been so exercisable in the absence of such event, the number and class of Shares to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation, if immediately prior to such merger or consolidation, such holder had been the holder of record of the number and class of Shares equal to the number and class of Shares as to which such Option shall be so exercised.

       If SK is merged into or consolidated with another corporation under circumstances where SK is not the surviving corporation, or if SK is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised Options remain outstanding under the Plan: (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of Shares, shares of such stock or other securities as the holders of Shares of such class of stock received pursuant to the terms of the merger, consolidation or sale; (ii) the HRCC may waive any limitations set forth in or imposed pursuant to Section 8.d. hereof so that all Options, from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the HRCC, shall be exercisable in full; and (iii) all outstanding Options may be canceled by the HRCC as of the effective date of any such merger, consolidation, liquidation or sale provided that (x) notice of such cancellation shall be given to each holder of an Option and (y) each holder of an Option shall have the right to exercise such Option in full (without regard to any limitations set forth in or imposed pursuant to Section 8.d. hereof) during a thirty (30) day period preceding the effective date of such merger, consolidation, liquidation or sale.

       Except as hereinbefore expressly provided, the issue by SK of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of SK convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of Shares then subject to outstanding Options.

6.     ELIGIBILITY

       The persons who shall be eligible to participate in the Plan and be granted Options shall be those persons who are key employees of SK or of any corporation in which SK owns directly or indirectly not less than fifty percent (50%) of the outstanding voting shares of such corporation and who are in a position in the opinion of the HRCC to make significant contributions to the growth, management and success of SK and its subsidiaries and who do not own more than ten percent (10%) of the stock of SK at the time an Option is granted. The HRCC shall from time to time in its sole discretion select those persons who are to be granted Options and establish the terms and conditions with respect thereto; provided, however, the Board of Directors of SK shall approve the terms and conditions of each grant of an option to any person who is an Officer.

7.     AUTHORITY TO GRANT OPTIONS

       Options granted hereunder may be:

         (a) Incentive Stock Options, which shall mean a right to purchase Shares from SK that is granted pursuant to this Section 7 and that is intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended from time to time ("Section 422 of the Code"), or any successor provision thereto;

         (b) Non-Qualified Stock Options, which shall mean the right to purchase Shares from SK granted pursuant to this Section 7 and that is not intended to be an Incentive Stock Option; or

         (c)      both types of Options.

       Incentive Stock Options shall be designated as such, and Non-Qualified Stock Options shall be designated as such.

       In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be subscribed by
Section 422 of the Code, and any regulations implementing such statute. The aggregate fair market value (determined as provided in Section 8(a) of the Plan) of @the stock with respect to which incentive stock options are granted hereunder which are exercisable for the first time by such employee during any calendar year (under all the stock option plans maintained by SK and subsidiary corporations), valued as of the date of grant, shall not exceed $100,000 in accordance with Section 422 of the Code. No Option shall be granted under the Plan after ten (10) years from the date the Plan is adopted.

8.     OPTION PROVISIONS

       (a) The HRCC, or the Board of Directors with respect to Officers, shall have authority to grant Options under the Plan to a Participant for such number of Shares as it may determine and on such terms, conditions and restrictions as it may deem appropriate (the "Terms, Conditions and Restrictions"). The grant and exercise of Options hereunder shall be subject to all applicable federal, provincial, state and local laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The HRCC, or the Board of Directors with respect to Officers, shall determine the period for which each Option is granted and the terms on which it may be exercised. The price per share at which Shares may be acquired upon exercise of an Option shall be not less than the fair market value on the date the
              Option is granted. The fair market value of the Shares shall be the closing price of the stock on the New York Stock Exchange as reported in the Wall Street Journal for the trading day immediately prior to the day on which the Option is granted, or if the Option is not granted on a trading day, then such fair market value shall be determined on the last trading day before the Option is granted.

       (b) The HRCC, or the Board of Directors with respect to Officers, shall determine the period during which each Option may be exercised. All Options shall expire if not exercised by the end of the specified term. No Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted.

       (c) Options shall be exercised by the delivery of written notice to SK setting forth the number of Shares with respect to which the Options are to be exercised and specifying whether the Options being exercised are Incentive Stock Options or Non-Qualified Stock Options. The purchase price of Shares as to which an Option shall be exercised shall be paid to SK at the time of exercise in cash, certified check, bank draft, money order, note or such other method as determined by the HRCC whereupon certificates for the Shares will be issued and delivered. Such certificates shall specify whether the Shares were issued pursuant to Incentive Stock Options or Non-Qualified Stock Options.

       (d) Each Option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of Shares for which the Option may be exercised at a particular time and to such other conditions as the HRCC, or the Board of Directors in the case of grants to Officers, in its discretion may specify upon granting the Option.

       (e)    Options are not transferable otherwise than by will or the laws of
              descent  and   distribution   and  are   exercisable   during  the
              Participant's lifetime only by the Participant.

       (f) The Plan and any Option granted under the Plan shall not confer upon any Participant any right with respect to continuance of employment by SK or any direct or indirect subsidiary nor shall they interfere in any way with the right of SK or any direct or indirect subsidiary to terminate a Participant's employment at any time.

       (g) Except as may be otherwise expressly provided herein, Options shall terminate on such date as shall be selected by the HRCC, or the Board of Directors in the case of grants to Officers, in its discretion and specified in the Terms, Conditions and Restrictions. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment relationship between SK or its subsidiary corporation and the Participant shall be determined by the HRCC, or the Board of Directors in the case of grants to Officers, at the time thereof. After the death of the Participant, his executor, administrator, or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the earlier of the date of expiration or one year following the date of such death, to exercise the Option, in whole or in part (without regard to any limitations set forth in or imposed pursuant to Section 8.d. hereof).

9.     REQUIREMENTS OF LAW

       SK shall not be required to sell or issue any Shares under an Option if the issuance of such Shares would constitute a violation by the Participant or SK of any provisions of any law or regulation of any governmental authority. In addition, in connection with the Securities Act of 1933 (as now in effect or hereafter amended), upon exercise of any Option, SK shall not be required to issue such Shares unless the HRCC has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such Shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel to SK has been received by SK to the effect that such registration is not required. Any determination in this connection by the HRCC shall be final, binding and conclusive. In the event the Shares issuable on exercise of an Option are not registered under the Securities Act of 1933, SK may imprint the following legend or any other legend which counsel for SK considers necessary or advisable to comply with the Securities Act of 1933:

       "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by SK of an opinion of counsel satisfactory to SK, in form and substance satisfactory to SK, that registration is not required for such sale or transfer."

       SK may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended); and in the event any Shares are so registered SK may remove any legend on certificates representing such Shares. SK shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

10.    NO RIGHTS AS SHAREHOLDER

       No Participant shall have rights as a shareholder with respect to Shares covered by his Option until the date of issuance of a stock certificate for such Shares; and except as otherwise provided in Section 5 hereof, no adjustment for dividends, or otherwise, shall be made if the record date thereof is prior to the date of issuance of such certificate.

11.    AMENDMENT OR TERMINATION OF PLAN

       The HRCC may modify, revise or terminate this Plan at any time and from time to time; provided, however, that without the further approval of the holders of a majority of the shares present, in person or by proxy, at a meeting of the shareholders at which such approval is sought, the Board may not increase the aggregate number of shares which may be issued under Options pursuant to the provisions of this Plan and that any amendment, modification, revision or termination shall not affect any outstanding Options.

12.    EFFECTIVE DATE OF PLAN.

       The Plan shall be become effective and shall be deemed to have been adopted on July 9, 1997.

AMENDMENT TO 1997 STOCK OPTION PLAN ADOPTED BY THE BOARD OF DIRECTORS ON OCTOBER 5, 1999

         RESOLVED, that the Corporation's 1997 Stock Option Plan (the "Employee Option Plan") shall be, and hereby is, amended (the "Increase Amendment") by increasing the number of shares of the Corporation's common stock, par value $1.00 per share (the "Common Stock"), which may be issued thereunder by 1,000,000 (the "Additional Employee Shares"); and

         RESOLVED, FURTHER, that the Increase Amendment be presented for approval by the shareholders at the Corporation's annual meeting to be held on November 30, 1999 (the "Annual Meeting"); and

         RESOLVED, FURTHER, that if the Increase Amendment is approved by the Shareholders at the Annual Meeting the Corporation shall reserve from the authorized and unissued capital stock of the Corporation for issuance under the Employee Option Plan 1,000,000 additional shares of Common Stock.

                                   APPENDIX C

                               SAFETY-KLEEN CORP.

                              EXECUTIVE BONUS PLAN




SECTION 1.     PURPOSE

         The purpose of this Plan is to provide a vehicle through which (i) the Company can award bonuses which are exempt from the application of Section 162(m) of the Code and (ii) senior management may elect to defer a portion of their bonuses and ultimately be paid such portion in the form of Company Stock.

SECTION 2.     DEFINITIONS

         As used in this Plan, the following capitalized terms shall have the following meanings:

         "Award" means the award, as determined by the Committee, to be granted to a Participant based on the level of attainment of the Performance Goals in accordance with Section 5.

         "Board" means the Board of Directors of the Company.

         "Bonus" means the amount of an Award payable to a Participant based on the level of attainment of the Performance Goals in accordance with Section 5.

         "Change of Control" means, except as otherwise provided below, the occurrence of any of the following:

         a. (X) any person (as such term is used in Rule 13(d)-5 of the SEC under the 1934 Act) or group (as such term is defined in Section 13(d) of the 1934 Act), other than a subsidiary of the Company or any employee benefit plan (or related trust) of the Company or a subsidiary, becomes the beneficial owner of 15% or more of the common stock of the Company or of voting securities representing 15% or more of the combined voting power of all voting securities of the Company,
         (Y) Laidlaw Inc. ceases to be the beneficial owner, directly or indirectly, of 43.6% or more of the voting securities of the Company and (Z) another person or group becomes the beneficial owner of voting securities of the Company which represent a larger number of voting securities than those held by Laidlaw Inc.

         b. within a period of 24 months or less, the individuals who, as of any date, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board unless at the end of such period, the majority of individuals then constituting the Board were nominated upon the recommendation of a majority of the Incumbent Directors.

         c. the sale or other disposition of all or substantially all of the assets of the Company or Safety-Kleen Services, Inc. ("Services").

         d. the sale or other disposition by the Company of 50% or more of the voting securities of Services or any other transaction which results in any person, other than the Company or a subsidiary or any employee benefit plan of the Company, becoming the beneficial owner of 50% or more of the voting securities of Services.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means a committee selected by the Board to administer the Plan and composed of not less than two directors, each of whom must be an "outside director" (within the meaning of Section 162(m) of the Code) and a "non-employee director" for purposes of Rule 16b-3 under the Exchange Act. The Committee shall be the Compensation Committee of the Board of Directors, as long as it meets the preceding requirements.

                  "Company" means Safety-Kleen Corp., a Delaware corporation, or any successor corporation.

                  "Company Stock" means common stock of the Company, par value $1.00 per share.

         "Covered Employee" means a Participant who is a "covered employee" within the meaning of Section 162(m) of the Code.

         "Designated   Beneficiary"   means  the  beneficiary  or  beneficiaries
designated in accordance with Section 8.5 hereof to receive the amount, if any, payable under the Plan upon the Participant's death.

         "Elected Date" means the date the Participant elects to have the amounts in his or her Stock Unit Account paid in accordance with Section 6.4(a).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Financial Hardship" means severe financial hardship caused by extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, as determined by the Committee in its sole and absolute discretion.

         "Participant" means each person designated to participate in the Plan pursuant to Section 3 hereof.

         "Performance Goals" has  the meaning ascribed  to such term  in Section
 5.1.

         "Performance Goals Date" means the date on which the Committee establishes the Performance Goals for a Plan Year in accordance with Section 5. The Performance Goals Date for any Plan Year shall be no later than the 90th day of such Plan Year, or such earlier date as may be required in order for Awards in respect of such Plan Year to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code.

         "Plan" means the Safety-Kleen Corp. Executive Bonus Plan.

         "Plan Year" means the accounting fiscal year of the Company.

SECTION 3.     ELIGIBILITY AND PARTICIPATION

          3.1 Designation. The Committee shall, in its sole discretion, designate for each Plan Year which executive officers and key employees of the Company and its subsidiaries, if any, will participate in the Plan for such Plan Year. Each Participant will be notified of the selection as soon after approval as is practicable.

          3.2 No Right to Participate. No person has or at any time will have any right to be selected for current or future participation in the Plan.

SECTION 4.     ADMINISTRATION

          4.1 Authority of the Committee. The Committee has and will have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing, and in addition to any authority or responsibility specifically granted to the Committee elsewhere in the Plan, the Committee has the exclusive right to (a) interpret the Plan, (b) determine eligibility for participation in the Plan, (c) decide all questions concerning eligibility for and the amount of Awards payable under the Plan, (d) establish and administer the Performance Goals and certify whether, and to what extent, they are attained, (e) construe any ambiguous provision of the Plan, (f) correct any default, (g) supply any omission, (h) reconcile any inconsistency, (i) issue administrative guidelines as an aid to administer the Plan, (j) make regulations for carrying out the Plan and to make changes in such regulations as they from time to time deem proper, and (k) decide any and all questions arising in the administration, interpretation and application of the Plan.

          4.2   Discretionary  Authority.   The   Committee   shall   have  full
discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan including, without limitation, its construction of the terms of the Plan and its determination of eligibility for participation and Awards under the Plan. It is the intent of the Company in establishing the Plan that the decisions of the Committee and its action with respect to the Plan will be final, binding and conclusive upon all persons having or claiming to have any right or interest in or under the Plan.

          4.3 Section 162(m) of the Code. With regard to all Covered Employees, the Plan shall for all purposes be interpreted and construed in accordance with
Section 162(m) of the Code.

          4.4 Delegation of Authority. Only the Committee may select and grant Awards to Participants who are Covered Employees. Except for such limitation and to the extent otherwise prohibited by law or to the extent such delegation would cause any Award to fail to satisfy the requirements of Section 162(m), the Committee may delegate some or all of its authority under the Plan to any person or persons provided that any such delegation be in writing.

SECTION 5.     BONUSES

          5.1 Definition of Performance Goals. The performance criteria for a Plan Year (the "Performance Goals") will be based on objective, quantifiable measures for the Company as a whole, or the operating units of the Company, with respect to such Plan Year and may include, and will be limited to one or more of the following:

(a)      earnings per share;
(b)      operating profit;
(c)      net income;
(d)      return on assets;
(e)      total shareholder return;
(f)      level of fixed or variable costs;
(g)      stock price;
(h)      EBITDA; and
(i)      quantity of waste managed

          5.2 Establishment of Performance Goals. For each Plan Year, the Committee will, on or before the Performance Goals Date, establish as to each Participant (a) the Performance Goals and (b) if more than one Performance Goal is established, the weighting of the Performance Goals.

          5.3 Adjustments to Performance Goals. The Committee may at any time prior to the Performance Goals Date for a Plan Year, or, subject to the second paragraph of this Section 5.3, at any time thereafter in its sole and absolute discretion, adjust or modify the calculation of a Performance Goal for such Plan Year in order to prevent the dilution or enlargement of the rights of Participants (a) in the event or in anticipation of any unusual or extraordinary corporate item, transaction, event or development; (b) in recognition or in anticipation of any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to or in anticipation of changes in applicable laws, regulations, accounting principles or business conditions; and (c) in view of the Committee's assessment of the business strategy of the Company, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant.

               The Committee may exercise such discretion set forth in the preceding paragraph after the Performance Goals Date to the extent the exercise of such authority would not cause the Awards granted to the Covered Employees for the Plan Year to fail to qualify as "performance-based compensation" under
Section 162(m) of the Code. If such discretion would cause the Awards to fail to qualify as performance-based compensation, then such authority shall only be exercised with respect to those Participants who are not Covered Employees.

          5.4 Establishment of Amount and Communication to Participants. On or before the Performance Goals Date as to each Plan Year, the Committee shall establish a written schedule of the amount of an Award that will be payable to each Participant under the Plan if the Performance Goals are satisfied (the "Bonus"). The Committee will communicate such schedule to each Participant no later than the earlier of: (i) 30 days following establishment of such schedule, or (ii) the 95th day of such Plan Year.

          5.5 Calculation and Approval. As soon as practicable following the end of the applicable Plan Year and the delivery of the audited consolidated financial statements of the Company with respect to such Plan Year, the Committee will certify in writing the attainment of the Performance Goals established for the Plan Year and will calculate the Award, if any, payable to each Participant under the schedule established pursuant to subsection 5.4 above. If an Award is expressed as a percentage of a Participant's base salary, such Award shall be based on the salary on the last day of the Plan Year.

          5.6 Payment. The portion of a Participant's Bonus as to which the Participant does not make a Deferred Payment Election in accordance with Section 6 below shall be paid in a lump sum cash payment no later than the later of (i) 45 days following the end of the Plan Year, or (ii) [10] days after the amount thereof has been determined by the Committee and certified in accordance with
Section 5.4 above.

          5.7 Limitations. Notwithstanding any provision herein to the contrary:

               (a) no Award will be paid for a Plan Year in which performance fails to attain or exceed the minimum level for any of the Performance Goals; and

               (b) no Award to any Participant in respect of any Plan Year shall exceed $2.5 million.

          5.8 Negative Discretion. Notwithstanding anything to the contrary set forth herein, the Committee may reduce an Award to an amount less than the amount determined under Section 5.4 above or pay no Award at all even if certain Performance Goals have been satisfied if it, in its sole discretion, determines.

SECTION 6.     DEFERRED BONUSES

          6.1 In General. Subject to the timing requirements set forth below, each Participant may elect to defer payment of his or her Bonus in respect of each Plan Year into a Stock Unit Account (as defined in Section 6.3(b)) in accordance with the provisions of Section 6.2 (a "Deferred Payment Election"). In the absence of a Deferred Payment Election made pursuant to Section 6.2 below in respect of a Bonus, such Bonuses shall be paid in accordance with Section 5.

               (a) Elective Deferrals. A Participant may elect to defer the payment of all or part of a Bonus with respect to a fiscal year into a Stock Unit Account (as described in Section 6.3 below) by submitting an election form (a "Deferred Payment Election Form") to the Company no later than the earlier of
(i) 10 days following the date the Committee communicates to the Participant his Bonus schedule in accordance with Section 5.4, and (ii) 100 days after the first day of the Plan Year. The Deferred
Payment Election Form shall indicate: (i) the Elected Date, and (ii) the percentage of the Bonus to be deferred. All deferral elections shall be irrevocable once made. A Participant may designate, in a Deferred Payment Election Form, one or more beneficiaries to receive any distributions under the Plan upon the death of the Participant in accordance with Section 8.5 hereof.

               (b) Notwithstanding any other provision of the Plan, at any time prior to the last day of a fiscal year the Compensation Committee may, in its sole discretion, elect to decline to implement the deferral elections made under the Plan with respect to Bonuses payable in respect of such fiscal year; provided that any such election shall apply uniformly to all Participants participating in the Plan.

         6.3 Company Stock, Stock Unit Account and Dividend Equivalents.

               (a) Company Stock. Subject to the following sentence, the aggregate number of shares of Company Stock reserved for issuance under the Plan shall be 800,000. In the event of any merger, reorganization, recapitalization, consolidation, sale or other distribution of all or substantially all of the assets of the Company, any stock dividend, split, spin-off, split-up, split-off, distribution of securities or other property by the Company, or other change in the Company's corporate structure affecting the shares of Company Stock, the number of shares reserved under the Plan and the number of Stock Units then credited pursuant to Section 5.3 shall be appropriately adjusted as determined by the Committee in its sole discretion in a manner intended to prevent dilution or enlargement of the intended benefits to Participants under the Plan an in a manner that complies with Section 162(m).

               (b) Stock Unit Account. Each Bonus deferred by a Participant pursuant to a properly completed Deferred Payment Election Form under Section
6.2 (the "Deferred Amount") shall be credited to a separate account (a "Stock Unit Account") in units which are equivalent in value to shares of Company Stock ("Stock Units"). The Deferred Amount allocated to the Stock Unit Account shall be fully vested at all times and shall be credited to the Stock Unit Account as of the 45th day following the end of the Plan Year to which the Bonus relates. The number of Stock Units credited to such Stock Unit Account shall be an amount equal to the value of the Deferred Amount divided by the closing price per share of the Company Stock on the 45th day following the end of the Plan Year (or if such day is not a trading day on the trading day immediately preceding such day).

               (c) Dividend Equivalents. If Stock Units exist in a Participant's Stock Unit Account on a dividend record date for the Company Stock, the Stock Unit Account shall be credited, on the dividend payment date, with an additional number of Stock Units equal in value to (i) the cash value of the dividend paid on one Share, times (ii) the number of Stock Units in the Stock Unit Account on the dividend record date, divided by (iii) the closing price of the Company Stock on the trading day immediately preceding the dividend payment date.

          6.4  Distributions.

               (a) Distribution Date. Each Participant shall designate on a Deferred Payment Election Form a date on which he or she elects to have the amounts credited to the Participant's Stock Unit Account distributed provided that such date is no earlier than three (3) years [and no later than ten (10) years] following the first day of the Plan Year in which the Bonus is earned (the "Elected Date"). The amounts in the Participant's Stock Unit Account will be distributed on the earlier of (i) the Elected Date, (ii) the Participant's termination of employment for any reason, or (iii) immediately prior to a Change of Control (the "Distribution Date"). Notwithstanding the foregoing, the Committee may permit earlier distribution of all or a part of a Participant's Stock Unit Account if it determines, in its sole discretion, that the Participant (or his estate or beneficiary) is experiencing a Financial Hardship.

               (b) Distribution Method. Payment of the amounts credited to the Participant's Stock Unit Account which have become payable pursuant to Section
6.4 above will be paid on the Distribution Date in shares of Company Stock equal to the number of Stock Units credited to the Participant's Stock Unit Account.

SECTION 7.     TERMINATION OR AMENDMENT OF THE PLAN

               The Committee may amend, suspend or terminate the Plan at any time, but no amendment or alteration shall be made that shall impair the rights of any Participant hereunder without the Participant's consent. Unless specifically determined otherwise by the Committee, no amendment will be made that shall cause the compensation payable under the Plan to fail to satisfy the requirements of the performance-based compensation exception of Section 162(m) of the Code. Unless specifically determined otherwise by the Committee, no amendment will be made without shareholder approval to the extent shareholder approval is necessary to satisfy the performance-based compensation exception of
Section 162(m).

SECTION 8.     MISCELLANEOUS

          8.1  Reorganization or Discontinuance

               The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company will make appropriate provision for the preservation of Participants' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

          8.2  Non-Alienation of Benefits

               A Participant may not assign, sell, encumber, transfer or otherwise dispose of any rights or interests under the Plan except by will or the laws of descent and distribution. Any attempted disposition in contravention of the preceding sentence shall be null and void.

          8.3  No Claim or Right to Plan Participation

               No employee or other person shall have any claim or right to be selected as a Participant under the Plan. Neither the Plan nor any action taken pursuant to the Plan shall be construed as giving any employee any right to be retained in the employ of the Company or any subsidiary.

          8.4  Taxes

               The Company shall deduct from all amounts paid under the Plan all federal, state, local and other taxes required by law to be withheld with respect to such payments.

          8.5  Designation and Change of Beneficiary

               Each Participant may indicate on the Deferred Payment Election Form or, if no election is made, upon notice to him or her by the Committee of his or her right to receive an Award, a designation of one or more persons as the Designated Beneficiary who shall be entitled to receive the amount, if any, payable under the Plan upon the death of the Participant. Such designation shall be in writing to the Committee. A Participant may, from time to time, revoke or change his or her Designated Beneficiary without the consent of any prior Designated Beneficiary by filing a written designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt.

          8.6  Payments to Persons Other Than the Participant

               If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee, in its sole discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefor.

          8.7  No Liability of Committee Members

               No member of the Committee shall be personally liable by reason of any contract or other instrument related to the Plan executed by such member or on his or her behalf in his or her capacity as a member of the Committee, nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including legal fees, disbursements and other related charges) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

          8.8  Compliance With Section 162(m)

               Unless otherwise specifically determined by the Committee, if any provision of the Plan would cause the Awards granted to a Covered Employee not to constitute qualified "performance-based compensation" under Section 162(m) of the Code, that provision, insofar as it pertains to the Covered Employee, shall be severed from, and shall be deemed not to be a part of this Plan, but the other provisions hereof shall remain in full force and effect.

          8.9  Unfunded Plan

               Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

               The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

          8.10  Rights as a Shareholder.

               No Participant shall have any rights as a shareholder of the Company with respect to any Stock Units credited to his Stock Unit Account.

          8.11 Governing Law

               This Plan shall be governed by and construed in accordance with laws of the State of Delaware applicable to agreements made and to be performed entirely within such state (without regard to any conflict of law provisions that might indicate the applicability of any other laws).

          8.12  Effective Date

               This Plan shall become effective as September 1, 1999, subject to approval by the stockholders of the Company in a manner which complies with the requirements of Section 162(m) of the Code.